Comerica Incorporated RBC Capital Markets Financial Institutions Conference March 5, 2025 Jim Herzog Chief Financial Officer Peter Sefzik Chief Banking Officer Kelly Gage Director of Investor Relations This presentation, & other Comerica written & oral communications, include statements that are not historical facts but rather are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as achieve, anticipate, aspire, assume, believe, can, confident, continue, could, designed, enhances, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trajectory, trend, until, well-positioned, will, would or similar expressions, as they relate to Comerica or its management, or to economic, market or other environmental conditions, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs & assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation & do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans & objectives of Comerica's management for future or past operations, products or services, & forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments & subsidiaries as well as estimates of credit trends & global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events & are subject to risks & uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; & declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary & fiscal policies & fluctuations in interest rates & their impact on deposit pricing); liquidity risks (Comerica's ability to maintain adequate sources of funding & liquidity; reductions in Comerica's credit rating; & the interdependence of financial service companies & their soundness); technology risks (cybersecurity risks & heightened legislative & regulatory focus on cybersecurity & data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal & regulatory proceedings or determinations; losses due to fraud; & controls & procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; & the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently & effectively develop, market & deliver new products & services; competitive product & pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies & business initiatives; management's ability to maintain & expand customer relationships; management's ability to retain key officers & employees; & any future strategic acquisitions or divestitures); & other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes & management estimates; the volatility of Comerica’s stock price; & that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to Comerica’s filings with the Securities & Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 16 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2024. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement 2©2025, Comerica Inc. All rights reserved.

Comerica is well-positioned for growth

Net Interest Income

- Structural benefit with maturing swaps & securities
- Compelling 4Q24 deposit repricing

Favorable Customer Loan & Deposit Trends

- Improved customer sentiment, signaling projected loan demand
- Expect continued growth in customer deposits

Strategic Revenue Investments

- Targeted investments in people, markets & products to drive more sustainable revenue growth and improved returns

STRONG CREDIT, CAPITAL & LIQUIDITY

©2025, Comerica Inc. All rights reserved.

3

Deep Dive: Strategic Revenue Investments

Targeted initiatives, aligned with our core relationship model, designed to drive sustainable revenue growth & compelling returns over time

To be discussed at future conferences

1 **Middle Market Banking, Business Banking & Small Business**
Leveraging our distinctive relationship model, dedicated training program, compelling geographic strategy, proven credit approach & targeted products to drive GDP+ growth

2 **Payments & Deposits**
Further modernizing our strong product set & onboarding process to anticipate & support evolving customer needs while driving fee income; executing on targeted deposit initiatives to enhance our attractive funding position

3 **National & Specialty Businesses**
Utilizing deep, industry specific expertise to deliver unique value, resulting in market-leading positions, tenured customer relationships & strong opportunities for new customer acquisition

4 **Capital Markets**
Delivering a cohesive capital markets platform, supporting the growth & ownership strategies of our blue-chip commercial customer base while enhancing our revenue mix

5 **Wealth Management & Retail**
Combining modernized platforms with our unique understanding of the needs of business owners, executives & employees; supporting customer retention through a business owner lifecycle, delivering a professional grade experience & driving more consistent revenue streams

©2025, Comerica Inc. All rights reserved.

4

AT A GLANCE:

Middle Market Banking[1] & Business Banking

KEY METRICS[2]

Loans (FY avg.)	Deposits (FY avg.)	LTD Ratio (FY avg.)
$14.3B	$12.0B	119%

Noninterest income (FY)	Colleagues (period-end)
$152MM	398

MARKETS SERVED


TX
CA
MI
FL
AZ
CO
NC
SC

CUSTOMER PROFILE
Small ($3 - 30MM) to medium-sized ($30 - 500MM) companies

INDUSTRY FOCUS
Manufacturers, distributors, wholesalers & service companies

WHY MIDDLE MARKET BANKING & BUSINESS BANKING?

Opportunity for full relationship & collaboration across divisions, strong product penetration, inherent industry diversification

STRATEGIC INVESTMENTS DRIVING RESULTS & FUTURE OPPORTUNITIES

1. MIDDLE MARKET BANKING, BUSINESS BANKING & SMALL BUSINESS
2. PAYMENTS & DEPOSITS
3. NAT'L & SPECIALTY BUSINESSES
4. CAPITAL MARKETS
5. WEALTH MANAGEMENT & RETAIL

TARGETED MIDDLE MARKET BANKING & BUSINESS BANKING INVESTMENTS

PEOPLE
TALENT PIPELINE

- Added **17 bankers** in 2024 & expected to add **70+ bankers** over the next 5 years[3] through our dedicated training program
- Driving **strong retention** results

PLACES
SOUTHEAST MARKET

- Added **~25 commercial bankers,** various **sales & support** positions & **3 offices** since initial expansion in 2021
- Project **70%+** loan growth FY24 to FY25[3]
- Project **30%+** loan CAGR from FY25[3] to FY29[3]
- Continue to prioritize investment in other **high growth markets**

PRODUCT
ENHANCED PROCESS & SOLUTIONS

- Prioritizing **automation & modernization** of loan processing
- Designing **scalable processes & operating models** for growth
- Investing in **embedded finance capabilities** for customers

TO DRIVE GROWTH

LOANS EXPECTED TO OUTPACE GDP[3] (avg.)


$14.3 B
6 to 8% CAGR
8+% CAGR
FY24
5 Year Goal
5 Year Stretch Goal with Incremental Investment

GROWING RELATIONSHIP DEPOSITS[3] (avg.)


$12.0 B
5 to 7% CAGR
10+% CAGR
FY24
5 Year Goal
5 Year Stretch Goal with Incremental Investment

[1]Accounted for within Middle Market General, see slides 17 & 22 for details • [2]2024 • [3]Outlook as of 3/5/25

©2025, Comerica Inc. All rights reserved.

5

AT A GLANCE:

Small Business[1]

KEY METRICS[2]

Loans (FY avg.)	Deposits (FY avg.)	LTD Ratio (FY avg.)
$326MM	$5.5B	6%

Noninterest Income (FY)	Colleagues (period-end)
$52MM	110

MARKETS SERVED


TX
CA
MI
AZ
FL

CUSTOMER PROFILE
Serving companies with revenues generally under $10MM

INDUSTRY FOCUS
Manufacturers, distributors, wholesalers & service companies

WHY SMALL BUSINESS?

Aligned with our strategy & business expertise, source of granular, operational, noninterest bearing deposits (66%[3] mix), pipeline for Business Banking & Middle Market Banking through business lifecycle

STRATEGIC INVESTMENTS DRIVING RESULTS & FUTURE OPPORTUNITIES

1. MIDDLE MARKET BANKING, BUSINESS BANKING & SMALL BUSINESS
2. PAYMENTS & DEPOSITS
3. NAT'L & SPECIALTY BUSINESSES
4. CAPITAL MARKETS
5. WEALTH MANAGEMENT & RETAIL

SMALL BUSINESS INVESTMENTS DELIVERING RESULTS

GROWTH

- **100+ bankers** dedicated to Small Business
- Deposit portfolio **outperformed the industry** in 2024[4]
- Best **net customer growth** results since 2020

DEPOSIT GROWTH EXPECTED TO OUTPACE INDUSTRY[5] (avg.)


$5.5 B
+10% CAGR
FY24
5 Year Goal

SATISFACTION

- **#1** in "getting things right the first time"[6]
- **#2** in overall satisfaction, bank loyalty & likelihood to repurchase[6]
- Innovative **value-added small business programs**[7] have been utilized **~8,000** times by our clients
- Strategic focus on Small Business earned **Greenwich Best Bank recognition**[8]:
  - ✓ Values Long-Term Relationships
  - ✓ Advisory Capabilities of RM
  - ✓ Satisfaction with RM
  - ✓ Trust

PRODUCTS

- **Award-winning treasury products** geared towards small business customers drove **~130% increase** in treasury sales[9]
- **2x** origination volume since the launch of Convenient Capital[9]; **10%** YoY loan balance growth[10]
- Improved customer experience & time to revenue with **same day loan decisioning**
- **~1 million transactions** with **~$500 million** in payment volume with Small Business customers since Zelle launch in 2023

[1]Accounted for within Retail Bank, see slides 17 & 22 for details • [2]2024 • [3]FY24 average • [4]Curinos Research's 9/30/24 Small Business Deposit Report • [5]Outlook as of 3/5/25 • [6]Barlow Research's Small Business Satisfaction Report as of Q424 • [7]CoWork Spaces, Co-Op, & Marketing programs • [8]2025 Coalition Greenwich Awards: Building on Excellence • [9]FY24 vs FY22 unit volumes • [10]FY24 vs FY23

©2025, Comerica Inc. All rights reserved.

6

APPENDIX

The Right Balance

Positioned to effectively meet the unique needs of our target customers

Tailored solutions & customized product offerings to meet our customers' needs

Localized advice for our customers

Community engagement recognizing we all play a role in advancing the markets & communities we serve

Small Bank Service


THE BEST OF BOTH WORLDS.

Large Bank Capabilities

Comprehensive suite of products & services including credit capacity, treasury management, & capital market solutions

Experienced & tenured team delivering consistency to our relationships across markets & businesses

Industry expertise adding unique value to customers across core businesses & specialized verticals

What Our Customers Say…

"Working with Comerica has consistently been a fantastic experience for our small business."
– Small Business Customer

"Comerica was there to have a conversation with us to ask one simple question: 'how can we help?'"
– TLS Customer

"It was practically fireworks going off because it was exactly what we needed."
– New Payments Product User

"I was pleasantly surprised by how seamless the process was! Comerica's offerings have exceeded my expectations."
– Retail Customer

©2025, Comerica Inc. All rights reserved.

8

Diversified Businesses

Unique & complementary model

Commercial Bank	Wealth Management	Retail Bank
Deliver a first-class commercial solution as a "Leading Bank for Business" including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise	Generate capital-efficient fee income Focus on organic & other strategic growth opportunities	Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification

Cohesive relationship strategy across our divisions unlocks the value of our franchise

Loans[1]



85%
10%
5%
Commercial Bank
Wealth Management
Retail Bank

Deposits[1]



53%
6%
38%
3%
Commercial Bank
Wealth Management
Retail Bank
Other

[1]Average 4Q24 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details.

©2025, Comerica Inc. All rights reserved.

9

Loan Update

Signs of customer optimism support favorable loan trajectory

Loan Trends
($ in billions; average)



51.4
51.1
50.9
50.6
50.3
50.4
50.2
1Q24
2Q24
3Q24
4Q24
1Q25 thru 2/28
Jan-25
Feb-25
Quarterly
Monthly

Quarter-to-Date Trends Through 2/28/25

- Loans relatively flat with ~$300MM decrease in QTD average loans[1]
  - Declines in National Dealer Services & Commercial Real Estate
- **1Q25 Outlook[2]:** Expect average balances generally in line with guidance

Loan Commitments Relatively Stable Following 2023 Strategic Rationalization Efforts
(period-end; $ in billions)



53.7
50.9
50.0
49.5
49.5
48%
49%
50%
50%
49%
4Q23
1Q24
2Q24
3Q24
4Q24
Utilization

1Q25 metrics through 2/28/25 are preliminary & subject to change. Quarterly and other shorter-duration results may not be representative of longer-duration performance due to business seasonality or other circumstances • [1]Comparisons of 1Q25 through 2/28/25 vs 4Q24 • [2]Outlook as of 3/5/25

©2025, Comerica Inc. All rights reserved.

10

©2025, Comerica Inc. All rights reserved. 1Q25 metrics through 2/28/25 are preliminary & subject to change Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group please see our 2024 Proxy Statement 1Comparisons of 1Q25 through 2/28/25 vs 4Q24 2Outlook as of 3/5/25 11 Deposits Update Quarter-to-Date Trends Through 2/28/25 • QTD average deposits down ~$1.5B compared to 4Q24 average1, or down ~$1.2B on average excluding the $300MM decline in brokered time deposits • Largest decreases in Middle Market Banking, Retail, Wealth Management & TLS • Avg. QTD 1Q25 NIB balances down ~$700MM relative to 4Q24 • NIB average deposit mix 38% QTD; average loan to deposit ratio of 81% • 1Q25 Outlook2: Expect average balances in line with guidance Seasonality & deliberate reduction in brokered time deposits impacting balances as expected Loan to Deposit Ratio Below Historical Average (period-end) Noninterest-bearing % of Total Deposits (avg.; %; 4Q24) 65.3 63.1 63.9 63.3 61.9 62.0 61.7 1Q24 2Q24 3Q24 4Q24 1Q25 thru 2/28 Jan Feb Average Balances Monthly Average Balances Noninterest-bearing (NIB) Interest-bearing (IB) Deposit Trends ($ in billions; avg.) 38% 38% 16 19 19 21 22 23 24 24 28 31 33 34 35 38 W B S H B A N K EY C FG B O K F SN V FI TB FH N M TB R F ZI O N C FR W A L C M A Peer Average 79% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 4Q 24 Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • Commercial offices in Raleigh, Winston-Salem & Charlotte, & Fort Lauderdale • FL #4 & NC #12 largest state GDP • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 1 office in Denver • Serving customers in AZ & CO International Presence • Our North America platform enables us to fulfill the U.S., Mexican & Canadian dollar-based needs of our customers ©2025, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platformPredominance of middle market companies & wealth management opportunities 35% 27% 15% 23% MI CA TX Other Markets / Finance 22% 36% 25% 17% MI CA TX Other Markets Loans1 Deposits1 1Average 4Q24 Loans & Deposits, respectively. See Quarterly Average Loans & Quarterly Average Deposits slides for more details. 12

2024 Review

Further improved our strong foundation & advanced strategic priorities

175 YEARS OF RAISING EXPECTATIONS Comerica

Conservative Capitalization

CET1 Well Above Target



11.09%
11.89%
Dec-23
Dec-24

Grew Book Value & Tangible Book Value[1]

(per share; period-end)



$45.58
$40.70
$46.79
$41.91
Dec-23
Dec-24
Book Value
Tangible Book Value

Strong Credit Performance

Historically Low Net Charge-Offs

(% of average total loans; YTD)



0.04%
0.10%
0.15%
2023
2024
Past 10 years

Enhanced Liquidity

Reduced Brokered Time Deposits

($ in billions; period-end)



$4.6
$1.1
Dec-23
Dec-24

Repaid FHLB Advances

($ in billions; average)



$10.4
$4.8
2023
2024

Significant Achievements

- ✓ **Invested in Talent:** Hired sales colleagues aligned with growth strategies in Commercial Bank, Small Business, Comerica Financial Advisors, Payments & Capital Markets
- ✓ **Enabled Customer Success:** Prioritized introduction of M&A advisory team to customer base & closed first deal
- ✓ **Returned Capital:** Resumed share repurchases in 4Q24 & replenished authorization for future repurchases
- ✓ **Prioritized Efficiency:** Executed on expense re-calibration initiatives
- ✓ **Enhanced Risk Strategy:** Realized investments in Risk Management Framework
- ✓ **Advanced Technology:** Continued progress in digital transformation with goal of migrating almost all apps to Cloud or SaaS platforms in FY25
- ✓ **Modernized Real Estate:** Continued to transform real estate footprint with new Great Lakes Campus, our largest corporate office
- ✓ **Prepared for the Future:** Advanced progress towards eventual Category IV compliance
- ✓ **Supported Communities:** Launched capacity building program to assist nonprofits in scaling their businesses & supporting communities

[1]Refer to reconciliation of non-GAAP financial measures in appendix

©2025, Comerica Inc. All rights reserved.

13

FY24 Results

Comerica

Favorable customer deposit trends drove improved liquidity position; strong credit quality & capital position

(in millions, except ratios & per share data)	2024	2023	Change
Average loans	$50,979	$53,903	$(2,924)
Average deposits	63,901	66,018	(2,117)
Other time deposits	2,617	3,577	(960)
Net interest income	2,190	2,514	(324)
Provision for credit losses	49	89	(40)
Noninterest income[1]	1,054	1,078	(24)
Noninterest expenses[1]	2,307	2,359	(52)
Provision for income tax	190	263	(73)
Net income	698	881	(183)
Earnings per share[2]	$5.02	$6.44	$(1.42)
Adjusted Earnings per share[2,3]	$5.39	$7.75	$(2.36)
Efficiency Ratio[4]	70.68%	65.56%	
Return on Average Equity[5]	11.23%	16.50%	
Return on Average Assets	0.87%	1.01%	
CET1	11.89%	11.09%	

Key Performance Drivers Year over Year

- Average loans down $2.9B, or 5%, with muted loan demand from persistently higher rate environment, general economic uncertainty & trailing impacts of strategic rationalization
- Average deposits pressured YoY from elevated rates & deliberate reduction in brokered time deposits (other time deposits); customer deposits grew point to point
- Cyclical pressure on noninterest-bearing deposits, deposit pricing & loan demand negatively impacted net interest income
- Credit quality remained strong with historically low net charge-offs of 10 bps
- Noninterest income impacted by noncustomer items including BSBY cessation & securities repositioning in addition to lower card fees due to regulatory changes & accounting impact from Ameriprise (offset in expenses)
- Expenses benefitted from lower FDIC special assessments, pension, expense recalibration initiatives & Ameriprise accounting, partially offset by higher salaries & benefits

FY24 compared to FY23 • [1]Includes gains/(losses) related to deferred comp asset returns of $11MM FY24 & $13MM FY23 in noninterest income $16MM FY24 & $15MM FY23 in noninterest expense • [2]Diluted earnings per common share • [3]Refer to reconciliation of non-GAAP financial measures in appendix • [4]Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants • [5]Return on common shareholders' equity

©2025, Comerica Inc. All rights reserved.

14

4Q24 Results

Comerica

Continued strong deposit, net interest income & credit results supported by conservative capital position

(in millions, except ratios & per share data)	4Q24	3Q24	4Q23	Change From 3Q24	Change From 4Q23
Average loans	$50,617	$50,861	$52,796	$(244)	$(2,179)
Average deposits	63,347	63,896	66,045	(549)	(2,698)
Other time deposits	1,371	2,739	4,557	(1,368)	(3,186)
Net interest income	575	534	584	41	(9)
Provision for credit losses	21	14	12	7	9
Noninterest income[1]	250	277	198	(27)	52
Noninterest expenses[1]	587	562	718	25	(131)
Provision for income tax	47	51	19	(4)	28
Net income	170	184	33	(14)	137
Earnings per share[2]	$1.22	$1.33	$0.20	$(0.11)	$1.02
Adjusted Earnings per share[2,3]	$1.20	$1.37	$1.46	$(0.17)	$(0.26)
Efficiency Ratio[4]	69.51%	68.80%	91.86%		
CET1	11.89%	11.96%	11.09%		

Key Performance Drivers 4Q24 compared to 3Q24

- Slight decline in average loans driven primarily by expected Commercial Real Estate paydowns
- Average deposits declined $0.5B or increased $0.9B excluding the deliberate $1.4B reduction in brokered time deposits (other time deposits)
- Net interest income increased with favorable customer deposit trends, successful pricing strategy, lower headwind from swaps & BSBY cessation; net interest margin increased 26bps
- Low net charge-offs of 13 bps with lower recoveries compared to 3Q; reserve ratio relatively flat at 1.44% reflecting expected normalization
- Noninterest income negatively impacted by $19MM pre-tax loss related to modest 4Q24 securities repositioning, expect earn-back into net interest income in 2025
- Noninterest expenses increased as benefits from strategic sale of real estate were more than offset by higher legal related accruals & expenses, seasonally higher expenses & increased charitable contributions
- Conservative approach to capital; maintained CET1 well above our 10% strategic target supporting resumption of share repurchases in 4Q
- Taxes declined with lower pre-tax income partially & favorable discrete items[5]

[1]Includes gains/(losses) related to deferred comp asset returns of $8MM 4Q23, $4MM 3Q24, $(0.2MM) 4Q24 in noninterest income & $8MM 4Q23, $6MM 3Q24, $1MM 4Q24 in noninterest expense • [2]Diluted earnings per common share • [3]Refer to reconciliation of non-GAAP financial measures in appendix • [4]Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants • [5]Reflects a $7MM benefit as a result of changes in the combined state income tax rate applicable to deferred tax assets

©2025, Comerica Inc. All rights reserved.

15

CMA vs Peers

Comerica

Loan Yield
(percentages; 4Q24)



6.25
6.12
CMA
Peer Avg.

Yields inclusive of negative swap carry

Loan Growth
(avg.; percentages; 4Q24)



-0.48
0.34
CMA
Peer Avg.

Loan to Deposit Ratio
(period-end; percentages; 4Q24)



47
63
70
72
76
78
79
80
80
81
81
83
84
95
CFR
BOKF
KEY
FITB
RF
ZION
CMA
CFG
HBAN
WAL
WBS
SNV
MTB
FHN
Peer Average

CET1 (Capital) Ratio
(percentages; 4Q24)



10.50
10.51
10.80
10.80
10.84
10.90
11.20
11.30
11.50
11.67
11.89
11.97
13.03
13.62
HBAN
FITB
CFG
RF
SNV
ZION
FHN
WAL
WBS
MTB
CMA
KEY
BOKF
CFR
Peer Average

Tangible Common Equity Ratio
(percentages; 4Q24 vs. 3Q24)



7.00
7.20
CMA[1]
Peer Avg.[2]

4Q24 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Refer to reconciliation of non-GAAP financial measures in appendix • [2]Excluding CFR as data is not available

©2025, Comerica Inc. All rights reserved.

16

Full Year Average Loans

Comerica

Business Line	2024	2023
Middle Market		
General[1]	$11.5	$12.6
Energy	1.5	1.5
National Dealer Services	5.6	5.8
Entertainment	1.2	1.2
Tech. & Life Sciences	0.7	0.9
Equity Fund Services	1.8	3.0
Environmental Services	2.5	2.4
Total Middle Market	$24.8	$27.4
Corporate Banking		
US Banking	3.9	4.4
International	1.5	1.6
Commercial Real Estate	10.3	9.1
Mortgage Banker Finance	--	0.9
Business Banking	3.1	3.1
Commercial Bank	**$43.6**	**$46.5**
Retail Bank	**$2.3**	**$2.2**
Wealth Management	**$5.1**	**$5.2**
TOTAL	**$51.0**	**$53.9**

By Market	2024	2023
Michigan	$11.4	$12.3
California	18.2	18.7
Texas	12.7	12.3
Other Markets[2]	8.7	10.6
TOTAL	**$51.0**	**$53.9**

- Middle Market Banking[1]: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM
- Small Business: Serving companies with revenues generally under $10MM

$ in billions (except as otherwise noted) • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Middle Market General includes Middle Market Banking as depicted on slide 5 as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2025, Comerica Inc. All rights reserved.

17

Quarterly Average Loans

Comerica

Business Line	4Q24	3Q24	4Q23
Middle Market			
General[1]	$11.4	$11.5	$12.0
Energy	1.5	1.4	1.4
National Dealer Services	5.5	5.5	6.0
Entertainment	1.2	1.1	1.1
Tech. & Life Sciences	0.7	0.7	0.8
Equity Fund Services	1.6	1.7	2.5
Environmental Services	2.7	2.6	2.4
Total Middle Market	$24.6	$24.5	$26.2
Corporate Banking			
US Banking	3.8	3.8	4.3
International	1.4	1.5	1.6
Commercial Real Estate	10.3	10.5	9.7
Mortgage Banker Finance	--	--	0.3
Business Banking	3.1	3.1	3.1
Commercial Bank	**$43.2**	**$43.4**	**$45.2**
Retail Bank	**$2.4**	**$2.4**	**$2.4**
Wealth Management	**$5.0**	**$5.1**	**$5.2**
TOTAL	**$50.6**	**$50.9**	**$52.8**

By Market	4Q24	3Q24	4Q23
Michigan	$11.0	$11.3	$12.1
California	18.4	18.1	18.7
Texas	12.7	12.8	12.5
Other Markets[2]	8.5	8.7	9.5
TOTAL	**$50.6**	**$50.9**	**$52.8**

Loan Portfolio
(4Q24 Period-end)


Fixed Rate 10%
Synthetically fixed from swaps 5 46%
$50.5B
Prime-based 3%
90-Day+ Rate 7%
≤30-Day Rate4 34%
= Total Fixed Rate (56%)3

$ in billions • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Middle Market General includes Middle Market Banking as depicted on slide 5 as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [3]Fixed rate loans include $23.4B receive fixed/pay floating (30-day) SOFR interest rate swaps; Forward dated hedges are excluded • [4]Includes ~3.2% of Daily SOFR • [5]Over 70% of the underlying loan indices ≤30 day floating rate

©2025, Comerica Inc. All rights reserved.

18

CMA vs Peers

Comerica

Noninterest-bearing % of Total Deposits
(avg.; percentages; 4Q24)



16 WBS
19 HBAN
19 KEY
21 CFG
22 BOKF
23 SNV
24 FITB
24 FHN
28 MTB
31 RF
33 ZION
34 CFR
35 WAL
38 CMA
Peer Average

Interest-bearing Deposit Cost Change
(avg.; bps; 4Q24 vs 3Q24)



-40
-28
CMA
Peer Avg.

Total Deposit Cost
(avg.; percentages; 4Q24)



1.80
2.04
CMA
Peer Avg.[1]

Total Deposit Change
(avg.; percentages; 4Q24 vs 3Q24)



-0.9
1.3
1.3
CMA
Peer Avg.[2]
CMA Customer Deposits[3]

Interest-bearing Deposit Change
(avg.; percentages; 4Q24 vs 3Q24)



-1.0
1.4
2.6
CMA
Peer Avg.[2]
CMA Customer Deposits[3]

Noninterest-bearing Deposit Change
(avg.; percentages; 4Q24 vs 3Q24)



-0.6
1.1
CMA
Peer Avg.

4Q24 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]Excluding BOKF as data is not available • [2]Peer data is not adjusted as data is not available • [3]Excludes Brokered Time Deposits

©2025, Comerica Inc. All rights reserved.

19

Attractive Deposit Profile

Targeted focus on relationship deposits

Comerica

Diversified Deposit Base
(4Q24 average)



Wealth Management 6%
Other 3%
Retail Bank 38%
Commercial Bank 53%

Stronger Profile than Pre-Pandemic

($ in billions)	YE 2019	YE 2022	12/31/2024
Loan-to-Deposit Ratio	88%	75%	79%
Total Deposits (Period-end)	$57.3	$71.4	$63.8
% Uninsured Deposits Per Call Report	60%	64%	52%
Adjusted for Affiliate Deposits[1]	54%	57%	46%

Stable & Tenured Core Deposit Base[2]

Diversified Across Markets & Businesses	• Highest concentrations in Retail Consumer (29%), Middle Market Banking (14%) & Small Business Banking (9%), inherently diversified business lines • Geographically dispersed
Holistic, Connected Relationships	• ~95% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA • Average Middle Market relationship has 8 Treasury Management products • ~89% Retail customers have checking account[3]
Tenured	• Average Middle Market relationship >15 years • Average Retail relationship ~16 years[3]
Active Operating Accounts	• Average Middle Market relationship deposit balances of ~$5MM (includes ~$2MM in noninterest-bearing) • Average Retail customer checking account balance of ~$28K[3]

[1]Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation • [2]As of 12/31/24 • [3]Includes consumer & small business

©2025, Comerica Inc. All rights reserved.

20

Deposit Initiatives:

Prioritizing targeted efforts to drive balances aligned with core relationship strategy

©2025, Comerica Inc. All rights reserved.

- Small Business Investment
- Treasury Management & Payments
- Leveraging Card Capabilities
- Enhanced Online Deposit Capabilities
- Targeted Focus on Deposit-Rich Customers

Full Year Average Deposits

Comerica

Business Line	2024	2023
Middle Market		
General[1]	$17.3	$17.0
Energy	0.4	0.6
National Dealer Services	0.9	1.0
Entertainment	0.3	0.3
Tech. & Life Sciences	3.0	3.6
Equity Fund Services	0.9	1.0
Environmental Services	0.4	0.4
Total Middle Market	$23.2	$23.9
Corporate Banking		
US Banking	2.1	1.9
International	2.0	1.9
Commercial Real Estate	1.5	1.5
Mortgage Banker Finance	0.0	0.3
Business Banking	3.5	3.5
Commercial Bank	**$32.3**	**$33.0**
Retail Bank	**$24.3**	**$24.4**
Wealth Management	**$3.9**	**$4.1**
Finance / Other[2]	**$3.4**	**$4.5**
TOTAL	**$63.9**	**$66.0**

By Market	2024	2023
Michigan	$22.8	$22.9
California	16.5	16.8
Texas	9.3	9.8
Other Markets[3]	11.9	12.0
Finance / Other[2]	3.4	4.5
TOTAL	**$63.9**	**$66.0**

Highest Noninterest-bearing Deposit Component[4]

(avg.; percentages; 4Q24)



16
19
19
21
22
23
24
24
28
31
33
34
35
38
WBS
HBAN
KEY
CFG
BOKF
SNV
FITB
FHN
MTB
RF
ZION
CFR
WAL
CMA
Peer Average

$ in billions • Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Middle Market General includes Middle Market Banking as depicted on slide 5 as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments including brokered time deposits • [3]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [4]Source for peer data: S&P Global Market Intelligence

©2025, Comerica Inc. All rights reserved.

22

Quarterly Average Deposits $ in billions Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Middle Market General includes Middle Market Banking as depicted on slide 5 as well as Municipalities, Government Card, Financial Institutions, Leasing, Financial Services Division & Merchant Services 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments including brokered time deposits 3Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 4Q24 3Q24 4Q23 Middle Market General1* $17.9 $16.9 $17.2 Energy 0.4 0.4 0.3 National Dealer Services 0.9 0.9 0.9 Entertainment 0.3 0.4 0.2 Tech. & Life Sciences 3.0 3.0 3.3 Equity Fund Services 0.9 1.1 1.0 Environmental Services 0.5 0.4 0.4 Total Middle Market $23.9 $23.1 $23.3 Corporate Banking US Banking 2.2 2.2 2.1 International 2.0 1.9 1.9 Commercial Real Estate 1.7 1.6 1.5 Mortgage Banker Finance -- -- 0.1 Business Banking 3.5 3.5 3.6 Commercial Bank $33.3 $32.3 $32.5 Retail Bank $24.0 $24.2 $24.3 Wealth Management $3.9 $3.8 $3.9 Finance / Other2 $2.1 $3.6 $5.3 TOTAL $63.3 $63.9 $66.0 *Direct Express (included in Middle Market General balances above) $3.5 $3.4 $3.2 By Market 4Q24 3Q24 4Q23 Michigan $22.7 $22.6 $23.0 California 17.1 16.4 16.5 Texas 9.3 9.2 9.4 Other Markets3 12.1 12.1 11.8 Finance / Other2 2.1 3.6 5.3 TOTAL $63.3 $63.9 $66.0 ©2025, Comerica Inc. All rights reserved. 23 Commercial Noninterest- bearing 27% Commercial Interest- bearing 33% Retail Interest- bearing 28% Retail Noninterest- bearing 12% Strong Deposit Mix: 39% Noninterest-bearing (4Q24 Period-end) Total $63.8B ©2025, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 24 • Repaid $1.5B of wholesale funding (average) in 4Q24: • $0.1B in maturing FHLB advances • $1.4B in brokered time deposits • Scheduled FHLB maturities of $1.1B annually from 2025-2028 • Scheduled brokered time deposits maturities of $1B in 2025 • ~$900MM scheduled to mature in 2Q25 Source (12/31/24) $ in billions Amount or Total Capacity Remaining Capacity Cash 5.8 5.8 FHLB (securities1 & loan collateral) 17.0 13.0 Unencumbered Securities at Market Value 8.0 8.0 Discount Window (loan collateral) 16.8 16.8 Total Liquidity Capacity2 $43.7 Total Liquidity Capacity (ex. Discount Window)2 $26.9 Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 79% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 3Q 24 4Q 24 Loan to Deposit Ratio Below Historical Average (period-end) 350 400 550 1,000 500 2025 2026 2027 2028 2029 2030 2033

Securities Portfolio

Expect future maturities to enhance earnings power



Securities Portfolio
(period-end; $ in billions)
0.1
12.4
2.9
16.2
3.0
15.7
2.3
15.9
2.9
15.0
4Q19
1Q24
2Q24
3Q24
4Q24
Fair Value (Reported on Balance Sheet)
Valuation Adjustment

Period-end 4Q24 portfolio decreased $0.8B from 3Q24

- ~$300MM MBS payments

\+ ~$100MM net treasury purchase

- ~$600MM fair value change (pre-tax) & -$40MM net premium/amortization

- Average 4Q24 portfolio decreased $486MM
- 1Q25: Estimated repayments ~$260MM MBS[1]
- Duration of 5.8 years[2]
  - Extends to 6.5 years under +200bps instantaneous rate increase[2]
- Net securities-related AOCI unrealized loss increased to $2.2B (after tax)

Modest Securities Repositioning in 4Q24

- Sold ~$800MM in short-maturity Treasury securities in December resulting in $19MM pre-tax loss in noninterest income
- Reinvested proceeds & expect to earn back the loss in net interest income in 2025

12/31/24 • Totals shown in graph above may not foot due to rounding • [1]Outlook for legacy portfolio as of 1/22/25 assuming 12/31/24 forward curve • [2]Estimated as of 12/31/24

©2025, Comerica Inc. All rights reserved.

25

Net Interest Income

Favorable customer deposits, successful pricing strategy, BSBY cessation & nonaccrual interest benefitted income & margin



Net Interest Income
($ in millions)
584
548
533
534
575
2.91
2.80
2.86
2.80
3.06
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Margin %

Additional Variance Detail Relative to 3Q

BSBY Cessation: $25MM positive impact to Net Interest Income[1] & 14bps on the NIM with impacts of hedging program accounted for within loan rate impact

Net impact due to rates: $29MM benefit to Net Interest Income & 15bps to NIM

$534MM		**3Q24**		**2.80%**
- 3MM		**Loans**		**- 0.00**
	- 5MM	Lower balances	- 0.01	
	- 4MM	Lower short-term rates	- 0.03	
	+ 6MM	Nonaccrual interest	+ 0.04	
+ 1MM		**Securities Portfolio**		**+ 0.02**
	+ 3MM	Higher Rates	+ 0.02	
	- 2MM	Lower security balances	+ 0.00	
- 13MM		**Fed Deposits**		**- 0.06**
	- 10MM	Lower short-term rates	- 0.05	
	- 3MM	Lower deposits with FRB	- 0.01	
+ 44MM		**Deposits**		**+ 0.23**
	+ 29MM	Rates	+ 0.15	
	+ 15MM	Interest-bearing balances & mix	+ 0.08	
+ 12MM		**Wholesale Funding**		**+ 0.07**
	+ 11MM	Rates, incl. swaps	+ 0.06	
	+ 1MM	Medium & long-term debt	+ 0.01	
$575MM		**4Q24**		**3.06%**

4Q24 compared to 3Q24 • [1]See BSBY Cessation Impacts slide for more details

©2025, Comerica Inc. All rights reserved.

26

Net Interest Income

Comerica

Swap & securities attrition expected to create tailwind in 2025 & beyond



Contractual Swap Notionals as of 12/31/24[1]
($ in billions; avg.; weighted average yield)
23.6
23.4
23.3
22.9
22.4
21.9
20.8
2.54%
2.55%
2.55%
2.57%
2.61%
2.64%
2.67%
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

Project 13 bps higher yield & $2.8B lower notional from 4Q24 to 2Q26; lessens pressure on NII



Expected Securities Repayments & Maturities[2]
($ in millions)
588
1.49%
2.13%
261
1.96%
306
2.87%
443
2.72%
402
2.11%
220
2.06%
248
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

Deployment of liquidity from repayment of lower yielding securities expected to benefit NII, only partially offset by reinvestment

12/31/24 • [1]Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations or new swaps • [2]Outlook as of 1/22/25

©2025, Comerica Inc. All rights reserved.

27

Interest Rate Sensitivity

Comerica

Well positioned to insulate income as rates decline



Swaps as of 12/31/24[1]
($ in billions; avg.; weighted average yield)
22.4
23.6
23.0
20.1
15.0
9.8
4.6
0.8
2.38%
2.50%
2.57%
2.68%
2.72%
2.85%
2.95%
2.97%
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30

- No new swaps added in 4Q24; $500MM forward starting swap went into effect 10/1/24
- Net unrealized swap losses in AOCI increased $354MM at 12/31/24 (after-tax)
- BSBY cessation & swap re-designation does not impact above table[2]

Sensitivity Analysis as of 12/31/24

Estimated 12-Month Net Interest Income Impact Relative to Baseline	
100 bps gradual decrease	$12MM
100 bps gradual decrease & 60% incremental beta	$35MM
100 bps gradual increase	-$26MM
100 bps gradual increase & 60% incremental beta	-$56MM

12/31/24 Model Assumptions[3]
100 bps (50 bps avg.) gradual, non-parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~47% per incremental change	
Securities Portfolio	Partial reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

12/31/24 • [1]Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR & BSBY transitions for terms based on swap start date & assumes no future termination • [2]See BSBY Cessation Impacts slide for more details • [3]For methodology, see Comerica's most recent Form 10-K for the year ended December 31, 2024, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case, which utilizes December 2024 average balances

©2025, Comerica Inc. All rights reserved.

28

0.01 0.08 0.13 0.24 0.24 0.26 0.27 0.30 0.43 0.46 0.46 0.47 0.49 0.53 B O K F FH N C M A W A L ZI O N SN V C FR H B A N K EY FI TB W B S M TB R F C FG CMA vs Peers 4Q24 Source for peer data: S&P Global Market Intelligence & company press releases 1Excluding CFR as data is not available ©2025, Comerica Inc. All rights reserved. 29 Net Charge-offs (recoveries) (as a % of avg. loans; 4Q24) Nonperforming Assets Ratio (as a % of total loans & foreclosed property; 4Q24) 0.20 0.38 0.50 0.61 0.63 0.65 0.71 0.73 0.74 0.88 0.96 0.97 1.20 1.25 B O K F C FR ZI O N C M A H B A N W A L FI TB SN V K EY W B S FH N R F C FG M TB Allowance for Credit Losses (as a % of total loans; 4Q24) 0.77 1.25 1.27 1.31 1.31 1.38 1.43 1.44 1.61 1.62 1.63 1.79 1.88 2.08 W A L ZI O N SN V C FR W B S B O K F FH N C M A M TB C FG K EY R F H B A N FI TB 0.04 0.08 CMA Peer Avg. Provision Expense1 (as a % of total loans; 4Q24) Credit Quality Strong credit quality with low net charge-offs & criticized loans & NPA below historical levels 4Q24 compared to 3Q24 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Remained Below Historical Averages ($ in millions) Criticized Loan Balances1 Reflect Expected Migration ($ in millions) 728 728 717 720 725 1.40 1.43 1.38 1.43 1.44 - 1.00 2.00 3.00 4.00 5.00 6.00 4Q23 1Q24 2Q24 3Q24 4Q24 ACL/Loans % Allowance for Credit Losses as % of Loans Relatively Flat ($ in millions) 2,405 2,688 2,430 2,417 2,530 4.6 5.3 4.7 4.8 5.0 - 2.00 4.00 6.00 8.00 10.00 12.00 4Q23 1Q24 2Q24 3Q24 4Q24 Criticized/Loans % 30©2025, Comerica Inc. All rights reserved. Low Net Charge-Offs ($ in millions) Portfolios with Incremental Monitoring (period-end) 4Q24 3Q24 Business Line or Portfolio 12/31 Loans % of Total Loans % Criticized 9/30 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $10.0B 19.7% 4.4% $10.5B 20.8% 4.5% Leveraged $2.8B 5.6% 10.6% $2.6B 5.2% 10.0% Automotive Production2 $0.8B 1.5% 15.0% $0.9B 1.7% 10.7% Senior Housing $0.7B 1.3% 56.0% $0.7B 1.4% 44.3% TLS2 $0.8B 1.6% 17.8% $0.6B 1.2% 21.1% 20 14 11 11 16 0.15 0.10 0.09 0.08 0.13 (0.20) (0.15) (0.10) (0.05) - 0.05 0.10 0.15 0.20 0.25 0.30 4Q23 1Q24 2Q24 3Q24 4Q24 NCO/Avg. Loans % 178 217 226 250 308 0.34 0.43 0.44 0.50 0.61 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 4Q23 1Q24 2Q24 3Q24 4Q24 NPA/Loans %

Noninterest Income Lower non-customer income continued to pressure results 4Q24 compared to 3Q24 1Includes Risk management hedging income related to price alignment (PA) income received for Comerica’s centrally cleared risk management positions $18MM 4Q23, $13MM 1Q24, $17MM 2Q24, $8MM 3Q24, $8MM 4Q24; Includes Credit Valuation Adjustment (CVA) ($0.2MM) 4Q23, $0.4MM 1Q24, ($0.1MM) 2Q24, ($1MM) 3Q24, $2MM 4Q24; Includes gains/(losses) related to deferred comp asset returns of $8MM 4Q23, $6MM 1Q24, $0.5MM 2Q24, $4MM 3Q24, ($0.2MM) 4Q24 Noninterest Income1 ($ in millions) 198 236 291 277 250 4Q23 1Q24 2Q24 3Q24 4Q24 Decreased $27MM - $19MM realized losses from securities portfolio repositioning - $4MM deferred compensation asset returns (offset in noninterest expenses) - $3MM fiduciary income - $3MM capital markets income - $2MM card fees + $5MM Visa Class B shares related payment for dilutive adjustments in 3Q24 31©2025, Comerica Inc. All rights reserved. Notable Items in 4Q24 results • Securities Repositioning: $19MM realized losses from modest securities portfolio repositioning; expect earn-back in net interest income over 2025 718 603 555 562 587 91.9 76.9 67.8 68.8 69.5 4Q23 1Q24 2Q24 3Q24 4Q24 Efficiency Ratio % Noninterest Expenses1 ($ in millions) Noninterest Expenses Committed to driving efficiency 4Q24 compared to 3Q24 1Includes modernization & expense recalibration initiatives $21MM 4Q23; FY23 $31MM; $1MM 1Q24, $2MM 2Q24, $2MM 3Q24, ($5MM) 4Q24; Includes gains/(losses) related to deferred comp plan of $8MM 4Q23, $6MM 1Q24, $2MM 2Q24, $6MM 3Q24, $1MM 4Q24; Variance may not foot due to rounding 2Noninterest expenses as a percentage of the sum of net interest income & noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares & changes in the value of shares obtained through monetization of warrants Increased $25MM + $17MM litigation-related expenses + $11MM salaries & benefits + $6MM salaries expense + $5MM benefits expense + $7MM charitable contributions - $15MM gains on sale of real estate - $4MM operational losses 32©2025, Comerica Inc. All rights reserved. Notable Items in 4Q24 results • FDIC: $2MM favorable accrual adjustment related to special FDIC assessment • Modernization: $5MM benefit related to modernization & expense recalibration initiatives 2

Capital Management

Comerica

Conservative approach supported resumption of share repurchases & CET1 well above target



CET1
Tier 1
11.96%
11.89%
9.12%
8.44%
7.0%
12.51%
12.43%
8.5%
3Q24
4Q24
3Q24
4Q24

- Regulatory Minimum + Capital Conservation Buffer (CCB)
- Estimated CET1 with AOCI opt-out[1]

Accumulated Other Comprehensive Income
($ in billions)



(2.2)
(0.8)
(0.4)
(2.3)
(0.8)
(0.4)
(1.7)
(0.2)
(0.4)
(2.2)
(0.6)
(0.4)
1Q24
2Q24
3Q24
4Q24
Securities
Swaps
Pension

Basel III Endgame Capital Considerations

We are not subject to these proposed rules with ~$80B in assets as of 12/31/24.

If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 12/31/24[1].

Common Equity Ratio



8.75%
7.75%
3Q24
4Q24

Tangible Common Equity Ratio[2]



8.01%
7.00%
3Q24
4Q24

Common Equity
($ in billions; period-end)



7.0
6.1
3Q24
4Q24

4Q24: AOCI impact[3] of (365 bps) | AOCI impact[3] of (370 bps) | AOCI impact of ($3.2B)

12/31/24 • [1]Considers AOCI for securities & pension & related RWA benefit utilizing 12/31/24 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). • [2]Refer to reconciliation of non-GAAP financial measures in appendix • [3]Represents the impact of $3.2B in AOCI on common equity & $2.4B in corresponding impacts to total assets

©2025, Comerica Inc. All rights reserved.

33

Positioned for the Future

Comerica

Strong foundation & strategy create opportunity for enhanced returns over time

Leveraging strong foundation

- **Proven credit results**
  - ✓ Outperformance through cycles
  - ✓ Peer leading 3Q24 charge-off performance[1] & strong 4Q24 results
  - ✓ Metrics below historical averages
- **Solid capital position**
  - ✓ 11.89% CET1, well above target
  - ✓ Adjusting for AOCI opt out, 4Q24 CET1 exceeded regulatory minimums & buffers
- **Abundant liquidity**
  - ✓ Normalized cash position
  - ✓ Reduced wholesale funding significantly
  - ✓ Preserved substantial capacity
- **Attractive deposit franchise**
  - ✓ Peer leading NIB mix[1]
  - ✓ Compelling Treasury Management cross-sell

Executing on differentiated strategy

- **Targeted market, MSA focused strategy**
  - ✓ In 14 of the 15 largest[2] & 8 of the 10 fastest growing markets[3]
  - ✓ Investments in TX & the southeast align with market growth trends
- **Diversified business**
  - ✓ Leading bank for business with strong retail & wealth management capabilities
  - ✓ Selective business mix with specialized verticals where we demonstrate differentiated value proposition
  - ✓ Enhances opportunity for consistent & strong returns
- **Tenured colleagues**
  - ✓ Experienced colleagues deliver value-add, industry expertise
  - ✓ Business leaders average 25 yrs, RMs 11 yrs, GMs 19 yrs[4]
  - ✓ Reinforces consistency for our customers & high level of customer service

Driving responsible growth

- **Favorable earnings trajectory**
  - ✓ Structural projected benefit to NII from maturing swaps & repayment of securities[5]
- **Select strategic investments**
  - ✓ Focus on noninterest income to drive capital efficient revenue (Payments, Capital Markets & Wealth Management)
  - ✓ Targeted market expansion to enhance growth
  - ✓ Granular Small Business deposit strategy
  - ✓ Continued focus on enhanced risk framework
- **Balance sheet expansion**
  - ✓ Strong pipeline & initial signs of increased customer optimism following first rate cut
  - ✓ Focus on responsible, balanced growth

[1]Source for peer data: S&P Global Market Intelligence & company press releases; for a comprehensive list of our peer group please see our 2024 proxy statement • [2]U.S. Census Bureau; by population 2023. Includes all locations with employees & offices • [3]2023 vs 2022 by number of people • [4]As of 12/31/24 • [5]Outlook as of 3/5/25

©2025, Comerica Inc. All rights reserved.

34

BSBY Cessation Impacts

Comerica

Majority of losses expected to accrete back in 2025 & 2026

- **Accounting Impact:** Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap.
- **Financial Impact:**
  - No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026
  - Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity
  - Normal pay / receive cash flows remain uninterrupted
  - Net-tax impact reflects adjustments to AOCI balance over the life of the re-designated swaps[1]

	Actual						Projected[2]							
	FY23	**1Q24**	**2Q24**	**3Q24**	**4Q24**	**FY24**	**1Q25**	**2Q25**	**3Q25**	**4Q25**	**FY25**	**FY26**	**FY27**	**FY28**
Net Interest Income Impact	$2.8MM	$2.8MM	($3.1MM)	($9.0MM)	$16.2MM	$6.9MM	$27.6MM	$22.8MM	$19.3MM	$13.8MM	$83.5MM	$26.5MM	$8.4MM	$2.0MM
Gain / (Loss) in Other Noninterest Income	($91.3MM)	$(38.8MM)	-	-	-	($38.8MM)	-	-	-	-	-	-	-	-
Pre-Tax Income Impact	($88.5MM)	($36.0MM)	($3.1MM)	($9.0MM)	$16.2MM	($31.9MM)	$27.6MM	$22.8MM	$19.3MM	$13.8MM	$83.5MM	$26.5MM	$8.4MM	$2.0MM

[1]Cessation impacts not expected to change & are not sensitive to market rates. [2]Projected non-cash net impact of amortization & accretion; included in outlook unless otherwise indicated in an adjustment.

©2025, Comerica Inc. All rights reserved.

35

Shared National Credit (SNC) Relationships

Comerica

Credit quality of our SNC relationships better than portfolio average

- SNC loans decreased $136MM compared to 3Q24
- SNC relationships included in business line balances; we do not have a dedicated SNC line of business
- Approximately 700 borrowers
- Comerica is agent for 26% of loans
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book
- Only 3% of SNCs were criticized
- ~14% of SNCs were leveraged

Period-end Loans

($ in billions)



Environmental Services $1.3 11%
Commercial Real Estate $0.9 8%
Entertainment $0.6 5%
Energy $1.4 13%
Corporate Banking $2.7 23%
Total $11.4
National Dealer Services $0.9 8%
Equity Fund Services $0.6 5%
General Middle Market $2.9 26%
Tech. & Life Sciences $0.1 1%
= Total Middle Market (69%)

12/31/24 • SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions, which are reviewed by regulatory authorities at the agent bank level

©2025, Comerica Inc. All rights reserved.

36

The Retail Bank

Banking Retail & Small Business customers in growth markets across the US

Comerica

40% Bank's Total Deposits at 12/31/24	82% Retail Customers
~$28K Avg. Customer Deposits	18% Small Business Customers
24% Noninterest-Bearing Deposit Mix	Service Channels: •Banking Centers •Contact Center •ATM & Payments •Online & Mobile

Investing for Growth with Key Initiatives

Transforming the Culture

Redefine our culture through new roles, a renewed investment in our colleagues, a best-in-class mindset & consistent sales principles

Accelerating Growth

Prioritize growth to drive opportunities through generational banking, customer segments & Small Business expansion

Reinventing the Customer Experience

Redesign our network distribution model to rebuild the customer value proposition with an integrated omni-channel customer experience

Small Business Tools & Resources

Deliver growth tools uniquely designed for Small Business customers to help them to manage & grow their own business

Retail Banking:
A granular deposit base of stable & long-tenured customers

89%	82%	16
Deposit Customers with Checking Accounts	Customers with Deposits 5+ Years	Average Customer Tenure in Years

Small Business Banking:
Strategic investments to drive strong growth & superior satisfaction metrics

#1	#2	+10%
Small Business Study Ranked[1] – Agree Strongly	Small Business Study Ranked[1] – Very Satisfied	Increase in Year-over-Year Small Business Lending Outstanding
"My primary bank gets things right the first time"	*"Satisfied overall with their primary bank"*	

12/31/24 • [1]12/31/23 Barlow Research's Small Business (revenue $100M-$10MM data: 1Q23-4Q24): compared to Top 10 Banks by market share.

©2025, Comerica Inc. All rights reserved.

37

Wealth Management

Leading the way to your business and personal success

Comerica

Total Wealth Management represents ~27% of Comerica's Noninterest Income & has >$200B Assets Under Administration (AUA). Supported by 3 core businesses:

Private Wealth Management

- Differentiated & integrated wealth planning & business transition capabilities
- Unique custom credit, mortgage & banking capabilities
- Advice-driven tailored investment management & specialty fiduciary solutions

Fiduciary Services

- Pioneer & industry leader in third-party fiduciary services space
- Deep subject matter expertise in Specialty Wealth Services that exceed the capabilities offered by industry competitors
  - Charitable, Estate Settlement, Special Needs Trust Administration
  - Trust Real Estate & Specialty Assets
- Institutional Trust capabilities to support businesses & business owners

Comerica Financial Advisors

- Leveraging power of partnership for differentiated client & advisor experience
  - Recognized best in class platform and capabilities
- Advice-driven approach to holistically serve business owners through collaboration & expertise
- Uniquely positioned for growth
  - Building towards full coverage of our banking centers
  - Hub-based HNW Financial Advisors partnered with Private Wealth

Key Statistics:

Private Wealth Management:
- >$13B in AUA
- 40% penetration into our Middle Market channel
- Key source of referrals for our M&A advisory team

Fiduciary Services:
- >$160B in AUA
- 5-year revenue CAGR of 6% in our third-party fiduciary business
- 32 offices around the country

Comerica Financial Advisors:
- >$25B in client assets: ~$17B assets on AMP platform; ~$8B in bank money market platform
- Opportunity to double number of Financial Advisors over next 5 years

12/31/24

©2025, Comerica Inc. All rights reserved.

38

Commercial Real Estate Business Line

Growth driven by multi-family & industrial projects; excellent credit quality

Comerica

Primarily Lower Risk Multi-family & Industrial[1]

(4Q24 period-end)



Total
$9.4B
Industrial, 29%
Self-Storage, 5%
Retail, 4%
Office, 4%
Single Family / Land Development, 3%
Land Carry, 3%
Multi-use, 2%
Other, 2%
Multi-family, 48%

Strong Credit Profile Driven by:

- Long history of working with well-established, proven developers
- Experienced relationship team; average tenure:
  - CRE line of business leadership: ~28 years
  - Relationship managers: ~19 years
  - CRE credit approval team: ~25 years
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- ~70% has recourse
- Majority of commitments originate as construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (31% CA, 27% TX, 12% Southeast, 12% Southwest)
- Credit marginally improved & remains manageable
- ~75% of the portfolio maturing by the end of 2026

Excellent Credit Quality in Commercial Real Estate Business
No significant net charge-offs since 2014
($ in millions)

	4Q23	1Q24	2Q24	3Q24	4Q24
NAL	18	18	18	18	49
Criticized[2]	481	443	448	476	442
% Criticized	4.8%	4.3%	4.3%	4.5%	4.4%
NCO (Recoveries)	(0.38)	(0.01)	(0.26)	(1.48)	(0.30)

Total CMA Office Exposure

- **Not primary strategy:** Total CMA office loans of $681MM, or <1% of total loans; outstandings within CRE LOB of $402MM, or <1% of total CMA loans
- **Selective geography:** Urban in-fill & suburban strategy
- **Majority recourse:** Strong sponsors critical to underwriting
- **Monitoring credit:** Criticized loans totaling ~$133MM (or ~20% of total office portfolio)

12/31/24 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2025, Comerica Inc. All rights reserved.

39

Total Office Portfolio

Not a primary strategy

Comerica

Geographic Diversification By State

$ in millions	12/31/24	9/30/24
California	$277.7	$289.3
Texas	201.2	227.3
Michigan	60.8	61.1
Washington	40.1	40.1
Arizona	20.5	36.2
Nevada	11.8	11.9
Georgia	4.7	4.7
Illinois	4.4	4.4
Florida	1.5	1.5
Subtotal	622.7	676.5
Other[1]	58.5	59.1
Total Loans	**$681.2**	**$735.6**

Key Office Portfolio Metrics

$ in millions	12/31/24	9/30/24
Total Loans	$681.2	$735.6
Avg. Loan Outstanding	$4.7	$5.0
Net Charge-Offs	0.0%	0.0%
Delinquencies[2]	0.2%	0.7%
Non-Performing Loans	4.7%	3.3%
Criticized Loans[3]	19.6%	20.1%

12/31/24 • [1]Other includes loans to funds secured by multiple properties • [2]Loans 30 days or more past due • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2025, Comerica Inc. All rights reserved.

40

Multi-family Portfolio

Comerica

Geographic Diversification By State		
$ in millions	12/31/24	9/30/24
California	$1,414.6	$1,667.4
Texas	1,405.6	1,499.1
Florida	409.0	412.9
Washington	228.0	241.2
Arizona	207.2	238.5
North Carolina	200.2	193.5
Colorado	193.1	168.3
Oregon	167.6	158.0
Michigan	135.8	103.7
Subtotal	4,361.1	4,682.6
Other[1]	454.2	490.1
Total Loans	**$4,815.3**	**$5,172.7**

California



43%
26%
13%
8%
10%
LA County
Bay Area
Orange County
Sacramento County
Other

Texas



42%
33%
16%
9%
DFW
Austin
Houston
San Antonio

Key Multi-family Portfolio Metrics		
$ in millions	12/31/24	9/30/24
Total Loans	$4,815.3	$5,172.7
Avg. Loan Outstanding	$16.3	$17.1
Net Charge-Offs	0.0%	0.0%
Delinquencies[2]	0.0%	0.5%
Non-Performing Loans	0.7%	0.0%
Criticized Loans[3]	4.0%	4.8%

12/31/24 • [1]Other includes various other states • [2]Loans 30 days or more past due • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2025, Comerica Inc. All rights reserved.

41

Energy

Primarily E&P exposure

Comerica

Period-end Loans
($ in millions)



1,382
312
1,070
4Q23
1,358
310
1,048
1Q24
1,409
300
1,109
2Q24
1,312
228
1,084
3Q24
1,486
298
1,188
4Q24
Midstream
Exploration & Production[1]

- Exposure $3.5B / 41% utilization
- Hedged 50% or more of production:
  - At least one year: 71% of customers
  - At least two years: 48% of customers
- Focus on larger, sophisticated E&P & Midstream companies
- E&P:
  - 54% Oil-focused
  - 23% Natural Gas focused
  - 23% Oil/Gas balanced
- Excellent credit quality in 4Q24
  - <1% Criticized loans
  - $0.5MM Net recoveries

12/31/24 • [1]Includes Services of 4Q23 $11MM; 1Q24 $10MM; 2Q24 $8MM; 3Q24 $6MM; 4Q24 $3MM

©2025, Comerica Inc. All rights reserved.

42

Toyota/Lexus 11% Honda/Acura 14% Ford 6% GM 7% Jaguar/Land Rover 8% Stellantis 6% Mercedes 3% Nissan/ Infiniti 3% Other European 12% Other Asian 10% Other 20% National Dealer Services 75+ years of floor plan lending 12/31/24 1Other includes obligations where a primary franchise is indeterminable (Multi-franchise, rental car & leasing companies, heavy truck, recreational vehicles, & non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) • Top-tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 2.2 2.0 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 2.2 2.4 5.5 5.3 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 5.5 5.5 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 Floor Plan Average Loans ($ in billions) Total $5.5B 1 ©2025, Comerica Inc. All rights reserved. 43 3,312 3,070 2,933 2,994 2,960 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4Q23 1Q24 2Q24 3Q24 4Q24 791 713 724 705 724 4Q23 1Q24 2Q24 3Q24 4Q24 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 12/31/24 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Strong Loan to Deposit Ratio Relative to Other Business Lines (Average Deposits; $ in millions) Growth 64% Early Stage 13% Late Stage 23% Customer Segment Overview (approximate; 4Q24 period-end loans) Total $786MM ©2025, Comerica Inc. All rights reserved. 44

Equity Fund Services

Strong relationships with top-tier Private Equity firms

- Customized solutions for Private Equity & Venture Capital firms
  - Credit Facilities (Funds, General Partners, Management Companies)
  - Treasury Management
  - Capital Markets, including Syndication & Foreign Exchange
- Customers in the US & Canada
- Well-diversified across funds with various industry strategies
- Drives connectivity with other teams
  - Middle Market
  - Commercial Real Estate
  - Environmental Services
  - Energy
  - Technology & Life Sciences
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Loans
($ in millions)
2,453
1,981
1,690
1,709
1,634
1,622
1,802
4Q23
1Q24
2Q24
3Q24
4Q24
3Q24
4Q24
Average Balances
Period-end Balances

12/31/24

©2025, Comerica Inc. All rights reserved.

45

Environmental Services Department

Experienced team; specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Waste Management & Recycling

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A & growth capital

Renewable Energy Solutions

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage
  - Over 75% of the commitments are solar[1]



Average Loans
($ in millions)
2,365
535
1,830
2,376
550
1,826
2,452
638
1,814
2,587
776
1,811
2,657
822
1,835
4Q23
1Q24
2Q24
3Q24
4Q24
Renewable EnergySolutions
Waste Management & Recycling

12/31/24 • [1]As of 1/15/25

©2025, Comerica Inc. All rights reserved.

46

Comerica's Core Values

WHY WE ARE HERE

To raise expectations of what a bank can be for our colleagues, customers & communities

WHAT WE BELIEVE

ONE COMERICA	THE CUSTOMER COMES FIRST	THE BIGGER POSSIBLE	A FORCE FOR GOOD

HOW WE DELIVER

Trust	**Act**	**Own**

©2025, Comerica Inc. All rights reserved.

47

Descriptions of Notable Items

Subject	Description
Securities repositioning	• Securities repositioning relates to losses incurred on the 4Q24 sale of $827MM of Treasury securities that were replaced with higher-yielding Treasury securities with a duration of 1.9 years.
Impact of BSBY cessation announcement	• On November 15, 2023, Bloomberg Index Services Limited officially announced the future permanent cessation of Bloomberg Short-Term Bank Yield Index ("BSBY") on November 15, 2024. • This announcement resulted in a temporary loss of hedge accounting for a portion of cash flow hedges, driving recognition of unrealized losses related to applicable swaps previously in AOCI in 4Q23 & 1Q24 & an impact to net interest income expected quarterly from 4Q23 through 2028.
FDIC special assessment	• CMA recorded an adjustment to lower the accrual related to the FDIC's Deposit Insurance Fund (DIF) special assessment in 3Q24 & 4Q24 & an expense in 4Q23, 1Q24 & 2Q24.
Modernization & expense recalibration initiatives	• Actions taken to transform the retail banking delivery model, align corporate facilities, optimize technology platforms, enhance earnings power & create capacity for strategic & risk management investments resulted in severance charges.

©2025, Comerica Inc. All rights reserved.

48

Ameriprise Transition Accounting Impact

Comerica

Subject	Description
Ameriprise partnership accounting	Based on the terms of our Ameriprise relationship, reallocation of certain items previously within noninterest income & noninterest expense now presented within noninterest income. No bottom-line impact as these changes fully offset one another.

	FY23
Comparative impacts of changes in accounting presentation	-$22MM noninterest income - $24MM other noninterest income - $20MM fiduciary income + $22MM brokerage fees -$22MM noninterest expense - $21MM salaries & benefits - $1MM outside processing

©2025, Comerica Inc. All rights reserved.

49

Reconciliations

Comerica

Tangible Common Equity

Tangible common equity is used by Comerica to measure the quality of capital & the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital & total assets.

(period-end, millions, except per share data)	4Q24	3Q24	2Q24	1Q24	4Q23
Tangible Common Equity					
Total shareholders' equity	$6,543	$7,366	$6,161	$6,050	$6,406
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common shareholders' equity	$6,149	$6,972	$5,767	$5,656	$6,012
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$6	$6	$7	$8	$8
Tangible common equity	$5,508	$6,331	$5,125	$5,013	$5,369
Total assets	$79,297	$79,663	$79,597	$79,444	$85,834
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$6	$6	$7	$8	$8
Tangible assets	$78,656	$79,022	$78,955	$78,801	$85,191
Common equity ratio	7.75%	8.75%	7.24%	7.12%	7.00%
Tangible common equity ratio	7.00%	8.01%	6.49%	6.36%	6.30%

(period-end, millions, except per share data)	4Q24	4Q23
Tangible Common Equity per Share of Common Stock (Tangible Book Value per Share of Common Stock)		
Common shareholders' equity	$6,149	$6,012
Tangible common equity	$5,508	$5,369
Shares of common stock outstanding	131	132
Common shareholders' equity per share of common stock	$46.79	$45.58
Tangible common equity per share of common stock	$41.91	$40.70

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends.

©2025, Comerica Inc. All rights reserved.

50

Reconciliations Continued

Uninsured Deposits

Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance & reported on schedule RC-O of Comerica Bank's Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number.

	(period-end; millions)	4Q24	4Q22	4Q19
(A)	**Total uninsured deposits, as calculated per regulatory guidelines**	$33,387	$45,492	$34,341
(B)	**Affiliate deposits**[1]	$3,876	$4,458	$3,188
(A-B)	**Total uninsured deposits, excluding affiliate**	$29,511	$41,034	$31,153

Adjusted Earnings Per Common Share[2]

Comerica believes that the presentation of adjusted earnings per share provides a greater understanding of ongoing operations & financial results by removing the impact of notable items. Notable items are meaningful because they provide greater detail of how certain events or initiatives affect Comerica's results for a more informed understanding of those results.

(dollar amounts in millions, except per share data)	4Q24	3Q24	4Q23	FY24	FY23
Net income attributable to common shareholders	$163	$177	$27	$671	$854
Securities repositioning	$19	--	--	$19	--
Net BSBY cessation hedging losses (gains)	($16)	$9	$88	$32	$88
FDIC special assessment	($2)	($4)	$109	$13	$109
Modernization & expense recalibration initiatives	($5)	$2	$21	--	$31
Income tax impact of above items	$1	($2)	($52)	($15)	($54)
Adjusted net income attributable to common shareholders	$160	$182	$193	$720	$1,028
Diluted average common shares (in millions)	133	134	133	134	133
Diluted earnings per common share:					
Reported	$1.22	$1.33	$0.20	$5.02	$6.44
Adjusted	$1.20	$1.37	$1.46	$5.39	$7.75

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators & analysts to evaluate the adequacy of common equity & our performance trends. • [1]Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation • [2]Diluted earnings per common share

©2025, Comerica Inc. All rights reserved.

51

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	Baa1	BBB+	A
BOK Financial	Baa1	BBB+	A
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
Regions Financial	Baa1	BBB+	A-
Citizens Financial Group	Baa1	BBB+	BBB+
Comerica	Baa2	BBB	A-
KeyCorp	Baa2	BBB	BBB+
Webster Financial	Baa2	BBB	-
First Horizon National Corp	Baa3	-	BBB+
Western Alliance	Baa3	-	BBB
Synovus Financial	-	BBB-	BBB

As of 2/28/25 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities

©2025, Comerica Inc. All rights reserved.

52

Bank Debt Rating As of 2/28/25 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- Citizens Financial Group A3 A- BBB+ M&T Bank A3 A- - BOK Financial Baa1 A- A Regions Financial Baa1 A- A- KeyCorp Baa1 BBB+ BBB+ Comerica Baa2 BBB+ A- Webster Bank Baa2 BBB+ - Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB+ Synovus Financial Baa3 BBB BBB Western Alliance Baa3 - BBB ©2025, Comerica Inc. All rights reserved. 53 Thank You ©2025, Comerica Inc. All rights reserved.